UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2024

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant.
As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2024, on January 24, 2024, RSM US LLP (“RSM”) notified the Chair of the Audit Committee of the Board of Directors (the “Audit Committee”) of Movella Holdings Inc. (the "Company") of its resignation as the Company’s independent registered public accounting firm, and effective January 24, 2024, the client-auditor relationship between the Company and RSM ceased.

On March 19, 2024, the Company's Board of Directors appointed Marcum LLP ("Marcum") as the Company's independent registered public accounting firm effective March 19, 2024. The decision to appoint Marcum was recommended and approved by our Audit Committee following the Committee's process to determine the Company's independent registered public accounting firm. During the two fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through March 19, 2024, neither the Company, nor anyone on the Company's behalf, consulted with Marcum regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements, and Marcum did not provide any written report or oral advice that Marcum concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; (iii) any matter that was the subject of a "disagreement" within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iv) any "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Press Release dated March 21, 2024 relating to change in auditor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

March 21, 2024

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer